UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08238

Morgan Stanley India Investment Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue New York, NY			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-231-2608

Date of fiscal year end:	12/31

Date of reporting period:	6/30/09

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

INVESTMENT MANAGEMENT

Morgan Stanley India Investment Fund, Inc. (IIF)

Morgan Stanley

Investment Management Inc.

Investment Adviser

Semi-Annual Report

June 30, 2009

Morgan Stanley India Investment Fund, Inc.

June 30, 2009 (unaudited)

Letter to Stockholders

Performance

For the six months ended June 30, 2009, the Morgan Stanley India Investment Fund, Inc. (the “Fund”) had total returns of 44.65%, based on net asset value, and 69.84% based on market value per share (including reinvestment of distributions), compared to its benchmark, the U.S. dollar adjusted Bombay Stock Exchange (BSE) National Index (the “Index”), which returned 54.38%. On June 30, 2009, the closing price of the Fund’s shares on the New York Stock Exchange was $21.23, representing a 12.2% premium to the Fund’s net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•                  The Fund underperformed (based on net asset value) the Index over the six-month period ending June 30, 2009. Overall, both sector allocation and bottom-up stock selection detracted from performance.

•                  From a top-down perspective, our relative underweight exposure to health care and overweight exposure to consumer discretionary were strong contributors to performance. But the Fund’s cash position, an overweight to consumer staples and an underweight to energy detracted from performance in the first half of 2009.

•                  On a bottom-up basis, stock selection in consumer staples was a positive contributor but this was offset by negative stock selection in the materials, consumer discretionary and health care sectors.

Management Strategies

•                  Coordinated actions from central banks across the world combined with massive doses of fiscal deficit have had their positive impact on the markets, as evidenced by the run up since March 2009. Business conditions and economic indicators appear to have stabilized from the very low levels of late 2008, leading to financial commentators and media getting all too excited in our view about the now over-used term “green shoots”. Markets rallied from their oversold levels as it appeared that the developed world had averted a Great Depression scenario, and the strong monetary and fiscal stimuli had the force to create strong asset reflation across asset classes, if not a new bubble. How much further this rally can be fueled by easy liquidity in an otherwise anemic global growth environment remains the key issue.

•                  The Index rallied more than 95% (in U.S. dollars) from the low of March 2009 to the end of June. The beneficiaries were predominantly stocks that had fallen out of favor in the phase of risk aversion preceding the rally and those that faced significant liquidity concerns. The unexpected emphatic mandate that the UPA (United Progressive Alliance) Government received in the recently concluded general elections added to the market’s upbeat mood with reforms expectations now gaining center stage. This was somewhat tempered after the announcement of the Union Budget, which sent a signal to the markets that the government was willing to forego reining in fiscal deficit in favor of providing stimulus to take the economy back to the high gross domestic product growth trajectory that India had reported in earlier years.

Morgan Stanley India Investment Fund, Inc.

June 30, 2009 (unaudited)

Letter to Stockholders (cont’d)

•                  From a portfolio standpoint we remain cautious in chasing higher beta stocks, particularly where valuations appear stretched by our measures. Recent signals from the government that the fiscal stimulus programs will see higher spending continues to make us bullish on consumer-related sectors. We continue to overweight financials and remain cautious on the materials and energy sectors, where we feel that global demand-supply dynamics continue to pose headwinds to pricing and margins.

Sincerely,

Randy Takian
Director, President and Principal Executive Officer	July 2009

Morgan Stanley India Investment Fund, Inc.

June 30, 2009 (unaudited)

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser’s expense. (The Adviser and Sub-Adviser together are referred to as the “Adviser” and the advisory, sub-advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2008, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund’s performance was below its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for this Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that the management fee and total expense ratio were higher than the peer group average. After discussion, the Board concluded that the Fund’s management fee and total expense ratio were acceptable given the services provided. The Board also concluded that performance was acceptable.

Morgan Stanley India Investment Fund, Inc.

June 30, 2009 (unaudited)

Investment Advisory Agreement Approval (cont’d)

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, “float” benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Morgan Stanley India Investment Fund, Inc.

June 30, 2009 (unaudited)

Investment Advisory Agreement Approval (cont’d)

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley India Investment Fund, Inc.

June 30, 2009 (unaudited)

Portfolio of Investments

	Shares	Value (000)
COMMON STOCKS (92.5%) (Unless Otherwise Noted)
Auto Components (0.0%)
Apollo Tyres Ltd.	18,750	$12
Patheja Forgings & Auto Parts Manufacturers Ltd. (a)(b)(c)	450,000	—
		12
Automobiles (6.1%)
Hero Honda Motors Ltd.	776,423	22,645

Chemicals (1.4%)
ICI India Ltd.	25,000	274
United Phosphorus Ltd.	1,612,031	4,786
		5,060
Commercial Banks (24.9%)
Axis Bank Ltd.	628,900	10,858
Bank of Baroda (b)	1,181,993	10,967
Bank of India	1,242,600	9,124
HDFC Bank Ltd.	1,070,469	33,168
ICICI Bank Ltd.	835,300	12,554
State Bank of India Ltd.	310,744	11,300
Union Bank of India	912,000	4,601
		92,572
Construction & Engineering (6.3%)
Hindustan Construction Co.	3,662,700	7,899
Larsen & Toubro Ltd.	478,700	15,633
		23,532
Construction Materials (0.8%)
India Cements Ltd.	1,124,684	3,068

Electrical Equipment (11.2%)
ABB Ltd.	292,100	4,738
Bharat Heavy Electricals Ltd.	664,328	30,511
Jyoti Structures Ltd. (c)	2,294,988	6,486
		41,735
Food Products (4.0%)
Balrampur Chini Mills	1,506,100	3,294
Nestle India Ltd.	281,784	11,764
		15,058
Household Products (4.1%)
Hindustan Unilever Ltd.	2,746,600	15,317

Industrial Conglomerates (5.0%)
Jaiprakash Associates Ltd.	4,404,900	18,760

Information Technology Services (5.0%)
Infosys Technologies Ltd.	503,421	18,624

Media (4.0%)
Deccan Chronicle Holdings Ltd.	3,888,224	6,008
Sun TV Network Ltd.	1,500,000	7,316
Television Eighteen India Ltd. (b)(c)	625,487	1,602
		14,926
Metals & Mining (1.0%)
Ess Dee Aluminum Ltd.	549,519	3,551

Oil, Gas & Consumable Fuels (8.0%)
Hindustan Petroleum Corp. Ltd.	699,773	4,367
Reliance Industries Ltd. (c)	599,900	25,296
		29,663
Real Estate Management & Development (4.6%)
Phoenix Mills Ltd.	1,112,831	2,318
Unitech Ltd.	8,816,379	14,611
		16,929
Software (1.7%)
Geodesic Ltd.	3,222,481	6,143

Tobacco (2.9%)
ITC Ltd.	2,737,000	10,891

Wireless Telecommunication Services (1.5%)
Bharti Airtel Ltd. (c)	335,700	5,608
TOTAL COMMON STOCKS (Cost $289,510)		344,094
SHORT-TERM INVESTMENT (0.2%)
Investment Company (0.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (d) (Cost $661)	660,878	661
TOTAL INVESTMENTS (92.7%) (Cost $290,171) (e)		344,755
OTHER ASSETS IN EXCESS OF LIABILITIES (7.3%)		27,283
NET ASSETS (100%)		$372,038

(a)	Security has been deemed illiquid at June 30, 2009.
(b)

At June 30, 2009, the Fund held approximately $12,569,000 of fair valued securities, representing 3.4% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund’s Directors.

(c)	Non-income producing security.

The accompanying notes are an integral part of the financial statements.	7

Morgan Stanley India Investment Fund, Inc.

June 30, 2009 (unaudited)

Portfolio of Investments (cont’d)

(d)	See Note H within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.
(e)

The approximate market value and percentage of total investments, $344,094,000 and 99.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2009.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 5 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Assets:
Common Stocks
Auto Components	$—	$12	$—	**	$12
Automobiles	—	22,645	—		22,645
Chemicals	—	5,060	—		5,060
Commercial Banks	—	92,572	—		92,572
Construction & Engineering	—	23,532	—		23,532
Construction Materials	—	3,068	—		3,068
Electrical Equipment	—	41,735	—		41,735
Food Products	—	15,058	—		15,058
Household Products	—	15,317	—		15,317
Industrial Conglomerates	—	18,760	—		18,760
Information Technology Services	—	18,624	—		18,624
Media	—	14,926	—		14,926
Metals & Mining	—	3,551	—		3,551
Oil, Gas & Consumable Fuels	—	29,663	—		29,663
Real Estate Management & Development	—	16,929	—		16,929
Software	—	6,143	—		6,143
Tobacco	—	10,891	—		10,891
Wireless Telecommunication Services	—	5,608	—		5,608
Total Common Stocks	—	344,094	—	**	344,094
Short-Term Investment
Investment Company	661	—	—		661
Total Assets	661	344,094	—	**	344,755
Total	$661	$344,094	$—	**	$344,755

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Common Stock
Balance as of 12/31/08	$—	**
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Net transfers in and/or out of Level 3	—
Balance as of 6/30/09	$—	**
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 6/30/09.	$—

**  Includes a security which is valued at zero.

8	The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

June 30, 2009 (unaudited)

Portfolio of Investments (cont’d)

Portfolio Composition

Classification	Percentage of Total Investments
Commercial Banks	26.9%
Electrical Equipment	12.1
Oil, Gas & Consumable Fuels	8.6
Construction & Engineering	6.8
Automobiles	6.6
Information Technology Services	5.4
Industrial Conglomerates	5.4
Other*	28.0
Short-Term Investment	0.2
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.	9

Morgan Stanley India Investment Fund, Inc.

June 30, 2009

Financial Statements

Statement of Assets and Liabilities

June 30, 2009 (unaudited) (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $289,510)	$344,094
Investment in Security of Affiliated Issuer, at Value (Cost $661)	661
Total Investments in Securities, at Value (Cost $290,171)	344,755
Foreign Currency, at Value (Cost $24,881)	25,817
Receivable for Investments Sold	11,589
Dividends Receivable	1,163
Tax Reclaim Receivable	239
Receivable from Affiliate	— @
Other Assets	8
Total Assets	383,571
Liabilities:
Payable For:
Investments Purchased	10,853
Investment Advisory Fees	341
Custodian Fees	96
Directors’ Fees and Expenses	66
Administration Fees	11
Other Liabilities	166
Total Liabilities	11,533
Net Assets
Applicable to 19,656,682 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$372,038
Net Asset Value Per Share	$18.93
Net Assets Consist of:
Common Stock	$197
Paid-in Capital	404,950
Accumulated Net Investment Loss	(50)
Accumulated Net Realized Loss	(88,136)
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	55,077
Net Assets	$372,038

@ Amount is less than $500.

10	The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

June 30, 2009

Financial Statements (cont’d)

Statement of Operations

Six Months Ended June 30, 2009 (unaudited) (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$2,020
Dividends from Security of Affiliated Issuer	6
Total Investment Income	2,026
Expenses:
Investment Advisory Fees (Note B)	1,524
Professional Fees	130
Administration Fees (Note C)	124
Custodian Fees (Note D)	102
Stockholder Reporting Expenses	36
Directors’ Fees and Expenses	19
Stockholder Servicing Agent Fees	6
Proxy Fees	5
Other Expenses	31
Total Expenses	1,977
Waiver of Administration Fees (Note C)	(65)
Rebate from Morgan Stanley Affiliates (Note H)	(2)
Net Expenses	1,910
Net Investment Income	116
Net Realized Gain (Loss) on:
Investments	(43,566)
Foreign Currency Transactions	(59)
Net Realized Loss	(43,625)
Change in Unrealized Appreciation (Depreciation) on:
Investments	157,675
Foreign Currency Translations	688
Change in Unrealized Appreciation (Depreciation)	158,363
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	114,738
Net Increase in Net Assets Resulting from Operations	$114,854

The accompanying notes are an integral part of the financial statements.	11

Morgan Stanley India Investment Fund, Inc.

June 30, 2009

Financial Statements (cont’d)

Statements of Changes in Net Assets

	Six Months Ended June 30, 2009 (unaudited) (000)	Year Ended December 31, 2008 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$116	$(3,098)
Net Realized Loss	(43,625)	(11,022)
Net Change in Unrealized Appreciation (Depreciation)	158,363	(636,716)
Net Increase (Decrease) in Net Assets Resulting from Operations	114,854	(650,836)
Distributions from and/or in Excess of:
Net Investment Income	—	(3,988)
Net Realized Gain	—	(198,905)
Total Distributions	—	(202,893)
Capital Share Transactions:
Reinvestment of Distributions (90,570 and 56,548 shares)	1,163	1,420
Repurchase of Shares (0 and 2,000 shares)	—	(89)
Net Increase in Net Assets Resulting from Capital Share Transactions	1,163	1,331
Total Increase (Decrease)	116,017	(852,398)
Net Assets:
Beginning of Period	256,021	1,108,419
End of Period (Including Accumulated Net Investment Loss and Distributions in Excess of Net Investment Income of $(50) and $(166))	$372,038	$256,021

12	The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

June 30, 2009

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended June 30,		Year Ended December 31,
	2009 (unaudited)		2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$13.08		$56.81	$46.29	$37.33	$29.09	$22.95
Net Investment Income (Loss)†	0.01		(0.16)	(0.18)	(0.06)	0.06	0.11
Net Realized and Unrealized Gain (Loss) on Investments	5.84		(33.18)	27.38	14.32	12.18	6.12
Total from Investment Operations	5.85		(33.34)	27.20	14.26	12.24	6.23
Distributions from and/or in excess of:
Net Investment Income	—		(0.20)	(0.16)	—	(0.28)	(0.09)
Net Realized Gain	—		(10.19)	(16.64)	(5.30)	(3.60)	—
Total Distributions	—		(10.39)	(16.80)	(5.30)	(3.88)	(0.09)
Dilutive Effect of Shares Issued through Rights Offering and Offering Costs	—		—	—	—	(0.12)	—
Anti-Dilutive Effect of Share Repurchase Program	—		0.00 ‡	0.12	—	—	—
Net Asset Value, End of Period	$18.93		$13.08	$56.81	$46.29	$37.33	$29.09
Per Share Market Value, End of Period	$21.23		$12.50	$54.89	$50.82	$37.35	$30.96
TOTAL INVESTMENT RETURN:
Market Value	69.84	%#	(64.72)%	45.29%	51.73%	32.57%	17.03%
Net Asset Value(1)	44.65	%#	(64.33)%	65.09%	38.28%	41.02%	27.21%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$372,038		$256,021	$1,108,419	$920,926	$740,050	$465,448
Ratio of Expenses to Average Net Assets(2)	1.38	%*+	1.46%+	1.33%+	1.35%	1.38%	1.40%
Ratio of Net Investment Income (Loss) to Average Net Assets(2)	0.08	%*+	(0.51)%+	(0.33)%+	(0.13)%	0.17%	0.57%
Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%*§	0.00%§	0.00%§	N/A	N/A	N/A
Portfolio Turnover Rate	32	%#	60%	60%	34%	32%	52%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.43	%*+	1.51%+	1.39%+	1.40%	1.43%	1.41%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.03	%*+	(0.56)%+	(0.39)%+	(0.18)%	0.12%	0.56%

(1)

Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
#	Not Annualized
*	Annualized
§	Amount is less than 0.005%
+

The Ratio of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The affect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley Affiliates to Average Net Assets”.

The accompanying notes are an integral part of the financial statements.	13

Morgan Stanley India Investment Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements

The Morgan Stanley India Investment Fund, Inc. (the “Fund”) was incorporated in Maryland on December 22, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation through investments primarily in equity securities of Indian Issuers.

A.    Significant Accounting Policies:   The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation:   Securities listed on a foreign exchange are valued at their closing price except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.              Foreign Currency Translation:   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Indian rupees are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

• investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

• investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in

Morgan Stanley India Investment Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Fund’s net assets consist of Indian securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to its smaller size, less liquidity and greater volatility, the Indian securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about Indian issuers than there is about U.S. issuers. Settlement mechanisms are also less developed and are accomplished, in certain cases, only through physical delivery, which may cause the Fund to experience delays or other difficulties in effecting transactions.

3.              Derivatives:   The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is generally recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Investment Adviser and/or Sub-Adviser seek to use derivatives to further the Fund’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

Morgan Stanley India Investment Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Futures:   A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Options:   If a Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument such as a security, currency or index, at an agreed upon price typically in exchange for a premium paid by the Fund. If a Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Fund. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Structured Investments:   The Fund also may invest a portion of its assets in structured notes and other types of structured investments. A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Changes in interest rates and movement of the factor may cause significant price fluctuations and changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. Holders of structured investments bear risks of the

Morgan Stanley India Investment Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

underlying investment and are subject to counterparty risk. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

P-Notes:   P-notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. When the P-note matures, the issuer will pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. In addition, there can be no assurance that the trading price of P-notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security.

Foreign Currency Forward Contracts:   In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Hedging the Fund’s currency risks involves the risk of mismatching the Fund’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Over-the-Counter Trading:   Securities and other derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of non-performance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and ask prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are

Morgan Stanley India Investment Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”), effective December 29, 2008. SFAS 161 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The following table set forth by primary risk exposure the Fund’s realized gains (losses) by type of derivative contract for the six months ended June 30, 2009 in accordance with SFAS 161.

Primary Risk Exposure	Statement of Operations	Foreign Currency Contracts (000)
Foreign Currency Contracts	Realized Gain (Loss) on Foreign Currency Exchange Contracts	$1

4.              Restricted Securities:   The Fund may invest in unregistered or otherwise restricted securities. The term restricted securities refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. The Fund would, in either case, bear market risks during that period.

5.              Fair Value Measurement:   In accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•    Level 1 – quoted prices in active markets for identical securities

•    Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•    Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Morgan Stanley India Investment Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

6.              Other:   Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and reflected as share application money on the Statement of Assets and Liabilities. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on an accrual basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes, if any.

B.    Investment Advisory Fees:   Morgan Stanley Investment Management Inc. (the “U.S. Adviser” or “MS Investment Management”) provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the “Agreement”). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.10% of the Fund’s average weekly net assets.

The U.S. Adviser has entered into Sub-Advisory Agreement with Morgan Stanley Investment Management Ltd. (the “Sub- Adviser”), a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with investment advisory services subject to the overall supervision of the U.S. Adviser and the Fund’s Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the U.S. Adviser receives from the Fund.

C.    Administration Fees:   MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund’s average weekly net assets. MS Investment Management has agreed to limit the administration fee through a waiver so that it will be no greater than the previous administration fee of 0.02435% of the Fund’s average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. For the six months ended June 30, 2009, approximately $65,000 of administration fees were waived pursuant to this arrangement. Under a sub-administration agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the administration agreement, except pricing services and extraordinary expenses, are covered under the administration fee.

Multiconsult, Ltd., whose registered office is in Mauritius, provides sub-administrative services to the Fund, including maintaining certain Fund records and preparing certain periodic filings, under an agreement whereby Multiconsult is paid a fee of $22,000 per annum.

D.    Custodian Fees:   JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

E.     Directors’ Fees and Expenses:   Effective April 1, 2008, the Directors of the Fund will receive an annual fee of $15,000.

Morgan Stanley India Investment Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

Previously, the Fund paid each of its Mauritian Independent Directors an annual fee of $10,000 and a fee of $750 for each Board Meeting attended and all other Independent Directors were paid an annual fee of $7,500. Effective June 15, 2009, each non-Mauritian Independent Director will receive a fee of $10,000 for each meeting such Director attends in Mauritius.

F.     Federal Income Taxes:   It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

Effective October 1, 2004 there is no capital gains tax in India for long-term investments and the rate of capital gains tax for short-term investments is 10.455% for transactions conducted through a recognized stock exchange (the capital gains rates were 10.455% for long-term investments and 31.365% for short-term investments for the financial year April 1, 2004 to March 31, 2005). The Fund invests in India through a registered branch office established in Mauritius and, as a result, obtains the benefits under the double taxation treaty between Mauritius and India (“Treaty”). To obtain benefits under the Treaty, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a tax residence certification from the Mauritian authorities and believes such certification is determinative of its resident status for Treaty purposes. A fund which is a tax resident in Mauritius under the Treaty but has no branch or permanent establishment in India will not be subject to capital gains tax in India on the sale of securities, but is subject to a 15% (under Article 10 of the India-Mauritius tax treaty) withholding tax on dividends declared, distributed or paid by an Indian company prior to June 1, 1997 and for the period from April 1, 2002 through March 31, 2003. During the period June 1, 1997 through March 31, 2002 and after April 1, 2003, dividend income from Indian companies was exempt from Indian income tax. The Fund currently is subject to and accrues Indian withholding tax on interest earned on Indian securities at 20.91%. The Treaty benefits accorded to foreign investors were challenged by a non-governmental organization and the matter was litigated before India’s Supreme Court (the highest court in India). In October 2003, India’s Supreme Court upheld the validity of Treaty benefits accorded to foreign investors on the basis of a certificate of residence issued by Mauritian authorities (such as the one obtained by the Fund).

Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2008 and 2007 was as follows:

2008 Distributions Paid From: (000)		2007 Distributions Paid From: (000)
Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
$21,864	$181,029	$12,411	$317,428

The amount and character of income and capital gain distributions to be paid by the Fund are determined in

Morgan Stanley India Investment Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The book/tax differences are considered either temporary or permanent in nature.

Temporary differences are generally due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as issued by passive foreign investment companies and distribution redesignations, resulted in the following reclassifications among the components of net assets at December 31, 2008:

Increase (Decrease)
Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$8,581	$1,605	$(10,186)

At December 31, 2008, the Fund had no distributable earnings on a tax basis.

At June 30, 2009, the U.S. Federal income tax cost basis of investments was approximately $290,171,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $54,584,000 of which $92,545,000 related to appreciated securities and $37,961,000 related to depreciated securities.

Net capital, currency and passive foreign investment company (“PFIC”) losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended December 31, 2008, the Fund deferred to January 2, 2009, for U.S. Federal income tax purposes, capital and currency losses of approximately $33,468,000 and $77,000, respectively.

G.    Contractual Obligations:   The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

H.    Security Transactions and Transactions with Affiliates:   The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Money Market Portfolio, an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Money Market Portfolio. For the six months ended June 30, 2009, advisory fees paid were reduced by approximately $2,000 relating to the Fund’s investment in the Morgan Stanley Institutional Liquidity Money Market Portfolio.

A summary of the Fund’s transactions in shares of the affiliated issuer during the six months ended June 30, 2009 is as follows:

Market Value December 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value June 30, 2009 (000)
$35,812	$1,500	$36,651	$6	$661

During the six months ended June 30, 2009, the Fund made purchases and sales totaling approximately $85,543,000 and $96,085,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

During the six months ended June 30, 2009, the Fund incurred approximately $47,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

Morgan Stanley India Investment Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

I.      Other:   Future economic and political developments in India could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. In addition, the Fund’s ability to hedge its currency risk is limited and accordingly, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

On August 10, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund’s shares trade from their net asset value. During the six months ended June 30, 2009, the Fund did not repurchase any of its shares. Since the inception of the program, the Fund has repurchased 8,941,882 of its shares at an average discount of 26.84% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

J.     Supplemental Proxy Information:   On June 17, 2009, an annual meeting of the Fund’s stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Withheld
Gaetan Bouic	14,204,512	429,749
M.J. Marcel Vivian Descroizilles	14,246,423	387,838
Ravindranath Santosh Kumar Hazareesing	14,238,105	396,156
Joseph J. Kearns	14,220,301	413,960
Randy Takian	14,239,279	394,982

K.    Subsequent Events:   On July 6, 2009, the Fund commenced a rights offering and issued to stockholders as of June 30, 2009 one right for each share of common stock held. The rights were not transferable and, consequently, were not listed on any exchange. Four rights entitled the stockholder to purchase one share of common stock at the subscription price. The rights entitled stockholders to subscribe for an aggregate of 4,914,170 shares of the Fund’s common stock. In addition, the Fund had the option of issuing additional shares in an amount up to 25% of the shares that were available in the primary offering, or 1,228,542 shares, for an aggregate total of 6,142,712 shares. The offer expired on July 22, 2009. The Fund sold 2,674,213 shares at the subscription price per share of $19.12 (representing the Fund’s net asset value per share on the expiration date of the offer). The total proceeds of the rights offering were $51,130,953 and the Fund incurred costs of approximately $275,000.

Morgan Stanley India Investment Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC toll free at 1-(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/im.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund’s monthly or calendar-quarter website postings, by calling toll free 1-(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1-(800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC’s website at www.sec.gov.

Morgan Stanley India Investment Fund, Inc.

June 30, 2009 (unaudited)

Fund Management

The Fund is managed within the Emerging Markets Equity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are James Cheng, a Managing Director of the Sub-Adviser, and Ruchir Sharma, a Managing Director of the U.S. Adviser.

Mr. Cheng has been associated with the Sub-Adviser in an investment management capacity since July 2006 and began managing the Fund in February 2009. Prior to July 2006, Mr. Cheng worked in an investment management capacity at Invesco Asia Limited, Asia Strategic Investment Management Limited and Munich Re Asia Capital Management. Mr. Sharma has been associated with the U.S. Adviser in an investment management capacity since 1996 and began managing the Fund in January 2001.

Morgan Stanley India Investment Fund, Inc.

June 30, 2009 (unaudited)

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions (Distributions) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent’s fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley India Investment Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940-3078
1-(800) 231-2608

Morgan Stanley India Investment Fund, Inc.

June 30, 2009 (unaudited)

Morgan Stanley Institutional Closed End Funds
An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Institutional closed end funds. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1.    What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•                  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•                  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•                  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•                  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•                  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your

Morgan Stanley India Investment Fund, Inc.

June 30, 2009 (unaudited)

Morgan Stanley Institutional Closed End Funds
An Important Notice Concerning Our U.S. Privacy Policy (cont’d)

domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.    When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to nonaffiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Morgan Stanley India Investment Fund, Inc.

Directors	Officers
Gaetan Bouic	Kevin Klingert
Chairman of the Board	Vice President

M.J. Marcel Vivian	Stefanie V. Chang Yu
Descroizilles	Vice President

Joseph J. Kearns	James W. Garrett
Treasurer and Chief Financial Officer
Ravindranath Santosh
Kumar Hazareesing	Carsten Otto
Chief Compliance Officer
Fergus Reid
Mary E. Mullin
Randy Takian	Secretary
Director, President and Principal Executive Officer

Investment Adviser and Administrator
Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Custodian
JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, New York 10017

Stockholder Servicing Agent
Computershare Trust Company, N.A.
250 Royall Street
Canton, Massachusetts 02021

Legal Counsel
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019-6131

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the Fund’s portfolio, please call toll free 1-(800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2009 Morgan Stanley

CEIIFSAN
IU09-03441P-Y06/09

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

None.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

1

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics - Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Morgan Stanley India Investment Fund, Inc.

By:	/s/ Randy Takian
Name:	Randy Takian
Title:	Principal Executive Officer
Date:	August 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Randy Takian
Name:	Randy Takian
Title:	Principal Executive Officer
Date:	August 20, 2009

By:	/s/ James W. Garrett
Name:	James W. Garrett
Title:	Principal Financial Officer
Date:	August 20, 2009